Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:

Robert G. Burrows

Vice President, Investor Relations

240-631-3280

BurrowsR@ebsi.com

Media Contact:

Lynn Kieffer

Vice President, Corporate Communications

240-631-3391

KiefferL@ebsi.com

EMERGENT BIOSOLUTIONS ANNOUNCES DANIEL J. ABDUN-NABI TO RETIRE AS CEO; ROBERT G. KRAMER, SR. TO BECOME PRESIDENT AND CEO

GAITHERSBURG, Md., January 4, 2019—Emergent BioSolutions Inc. (NYSE: EBS) today announced that its CEO Daniel J. Abdun-Nabi will be retiring and that its board of directors has unanimously appointed Robert G. Kramer, Sr., the company’s current president and COO, to succeed him as president and CEO, effective April 1, 2019. Mr. Abdun-Nabi has also indicated that he plans to step down as a member of the Emergent board of directors, and Emergent expects the board of directors to appoint Mr. Kramer to fill the board vacancy created by Mr. Abdun-Nabi’s retirement.

Since becoming CEO in April 2012, Mr. Abdun-Nabi has forged a strong company culture of leadership, innovation, and social responsibility while expanding Emergent’s business to address some of the most critical public health threats of concern to the United States and other countries across the globe. Key accomplishments during his tenure position the company for continued near- and long-term growth and include:

•                  Developing a compelling corporate vision and achieving a significant vision metric of protecting and enhancing 50 million lives by 2025, seven years ahead of plan;

•                  Acquiring five revenue-generating businesses, as well as multiple platform technologies and products in development;

•                  Expanding Emergent’s product offerings from one to 11 to include dual-market products that are marketed and procured by government and commercial customers globally;

•                  Building a strong and diversified product development pipeline of more than 15 product candidates addressing a spectrum of public health threats;

•                  Growing the company’s global footprint to 19 locations, eight of which are manufacturing facilities located in the United States, Canada and Europe;

•                  Establishing a company reputation of social responsibility recognized for corporate philanthropy and contributions to local communities;

•                  Driving strategic plans that grew total revenue by 280 percent, from $282 million in 2012 to an estimated total revenue of approximately $800 million in 2018, and expected to exceed $1 billion in 2019, one year ahead of plan; and

•                  Realizing a market capitalization of $3 billion and shareholder return of approximately 292.29 percent(1), significantly outperforming key indices, including the S&P 500 (105.05%), Dow Jones Industrial Average (108.60%) Nasdaq Biotech (143.26%) and Russell 2000 (78.25%) among others, over that same period.

Fuad El-Hibri, founder and executive chairman of the board of directors stated, “On behalf of the board of directors, I thank Dan for his visionary leadership as CEO during a period in which the company achieved significant growth and strong financial performance. His laser focus on developing and implementing successive strategic growth plans to advance the company’s mission — to protect and enhance life — has transformed the company from a primarily biodefense company to a global, diversified life sciences company. The company has never been stronger — Dan’s ability to make strategic investments to drive growth, while achieving consistent financial performance, leaves the company well-positioned for future success. We will miss Dan and wish him all the best.”

Commenting on the transition, Mr. Abdun-Nabi said, “It has been my great honor to have contributed to Emergent’s 20-year history of leadership delivering products to protect those vulnerable to public health threats. And, it has been a great privilege to lead and serve a tremendously talented team of employees. I am confident that our efforts to realize our vision to be a Fortune 500 company recognized for protecting and enhancing life, driving innovation, and living our values will continue unabated under Bob’s leadership.”

Regarding the appointment of Mr. Kramer, Mr. El-Hibri said, “The election of Bob is the result of our succession planning process. Bob has been a committed leader since he first joined the company in 1999 as chief financial officer. As president and COO, Bob has an extensive and thorough knowledge of all aspects of the company’s operations. The board is continually impressed with his ability to act decisively and strategically in the company’s best interests, making him uniquely qualified to step into this role. The board has every confidence in Bob’s ability to further advance growth and a flourishing culture of innovation and engagement across the business.”

Mr. Kramer stated, “I am deeply honored to take the company’s helm and continue driving towards achieving Dan’s inspiring vision. Building on the tremendous momentum we have gained from executing on successive strategic growth plans, I look forward to leading an incredibly talented, experienced team as we continue to broaden our reach into the public health threats market, strengthen our portfolio of unique products, serve our customers and partners, generate shareholder value, and fulfill our mission — to protect and enhance life.”

(1)         Calculated using a start and end date of 4/1/2012 and 12/31/2018, respectively.

About Emergent BioSolutions

Emergent BioSolutions Inc. is a global life sciences company seeking to protect and enhance life by focusing on providing specialty products for civilian and military populations that address accidental, deliberate, and naturally occurring public health threats. We aspire to be a Fortune 500 company recognized for protecting and enhancing life, driving innovation, and living our values. Additional information about the company may be found at www.emergentbiosolutions.com. Find us on LinkedIn and follow us on Twitter @emergentbiosolu and Instagram @life_at_emergent.

Safe Harbor Statement

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including revenue estimates and projections and statements regarding our ability to meet those projections in the anticipated timeframe, if at all, statements about our vision and business prospects, and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company’s actual results to differ materially from those indicated by such forward-looking statements, including the availability of funding and the exercise of options under our BioThrax® (Anthrax Vaccine Adsorbed) and NuThrax™ (anthrax vaccine adsorbed with CPG 7909 adjuvant) contracts; appropriations for the procurement of our products; our ability to secure Emergency Use Authorization pre-approval and licensure of NuThrax from the U.S. Food and Drug Administration within the anticipated timeframe, if at all; availability of funding for our U.S. government grants and contracts; our ability to successfully integrate and develop the operations, products, product candidates, programs, and personnel from our recently completed acquisitions of PaxVax and Adapt; our ability and the ability of our collaborators to protect our intellectual property rights; whether anticipated synergies and benefits from an acquisition or in-license will be realized within expected time periods, if at all; our ability to utilize our manufacturing facilities and expand our capabilities; our ability to accurately forecast demand for our products and our suppliers to maintain an adequate supply of the materials needed to produce them; our ability and the ability of our contractors and suppliers to maintain compliance with current Good Manufacturing Practices and other regulatory obligations; the timing and results of clinical trials; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements.

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